BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2017
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

NOTE 2 — BUSINESS COMBINATIONS

Acquisitions in 2017

The Company did not complete any business combinations in 2017.

Acquisitions in 2016

Acquisition #1

On 29 July 2016, the Company completed its acquisition of 5,050 net acres targeting the Eagle Ford in McMullen County, Texas, for a cash purchase price of $15.9 million. The assets acquired included approximately 26 gross (9.1 net) producing wells, which were primarily Sundance-operated prior to the acquisition. The Company acquired the assets to execute on its strategy of growing its Eagle Ford position.

The following table reflects the fair value of the assets acquired and the liabilities assumed as at the date of acquisition (in thousands):

Fair value of assets acquired:
Development and production assets	$16,628
Fair value of liabilities assumed:
Restoration provision	(747)
Net assets acquired	$15,881

Purchase price:
Cash consideration	$15,881
Total consideration paid	$15,881

Revenues of $2.4 million and net income of $0.4 million (excluding the impact of income taxes) were generated from the acquired properties from 29 July 2016 through 31 December 2016. The Company did not incur any material acquisition costs related to the transaction.

Acquisition #2

On 19 December 2016, the Company completed its acquisition of additional working interest in 23 gross  (1.5 net) producing wells and 130 acres in McMullen County for cash consideration of $7.2 million. 12 gross  (1.0 net) of the acquired wells are Sundance operated. The Company acquired the assets to execute on its strategy of growing its Eagle Ford position.

The following table reflects the fair value of the assets acquired and the liabilities as at the date of acquisition (in thousands):

Fair value of assets acquired:
Development and production assets	7,348
Fair value of liabilities assumed:
Restoration provision	(118)
Net assets acquired	$7,230

Purchase price:
Cash consideration	$7,230
Total consideration paid	$7,230

Subsequent to the acquisition on 19 December 2016, revenue and net income generated from the properties for the remainder of 2016 were not material. The Company did not incur any material acquisition costs related to the transaction.

If both Eagle Ford acquisitions had been completed as of 1 January 2016, the Company’s pro forma revenue and loss before income taxes for the year ended 31 December 2016 would have been increased and reduced by $5.3 million and $1.2 million to $72.0 million and $(42.8) million, respectively. This pro forma financial information does not purport to represent what the actual results of operations would have been had the transactions been completed as of the date assumed, nor is this information necessarily indicative of future consolidated results of operations.

Acquisitions in 2015

In August 2015, the Company completed its acquisition of New Standard Energy Ltd’s (“NSE”) U.S. (Eagle Ford) and Cooper Basin (Australia PEL570) assets for an aggregate purchase price of $16.4 million. The Eagle Ford assets acquired included approximately 5,500 net acres in Atascosa County, 7 gross producing wells and 2 wells that had been drilled, but not yet completed (one of which was subsequently completed by the Company). The Cooper Basin asset acquired included a 17.5% working interest in the Petroleum Exploration License (PEL) 570 concession, with drilling commitments of up to approximately AUD$10.6 million.

Consideration paid for the assets included payment of $15.0 million to repay NSE’s outstanding debt and the issuance of 6 million fully paid ordinary Company shares, offset by acquired cash of $0.2 million. Approximately 1.5 million of the 6 million Company shares were held in escrow and are expected to be returned to the Company in 2017 in satisfaction of certain unresolved working capital adjustments and were not valued as part of consideration paid.